UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2024

SERVE ROBOTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56237	85-3844872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Broadway Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

(818) 860-1352

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 20, 2024, Serve Operating Co. (“Serve”), a wholly owned subsidiary of Serve Robotics Inc. (the “Company”), entered into a License and Services Agreement (the “LSA”) with Magna New Mobility USA, Inc. (“Magna”) as a part of a strategic partnership with Magna. Pursuant to the LSA, Serve, as an independent contractor of Magna, agreed to (i) grant a non-exclusive license to the Serve AMR Technology in the Licensed Fields of Use (each as defined in the LSA) to Magna and its affiliates and (ii) provide all reasonable engineering, technical and related support services that Magna may request from time to time in writing and in furtherance of commercialization of the Serve AMR Technology and products (including software) using, practicing, or incorporating the Serve AMR Technology, and manufactured using, practicing or incorporating the Serve AMR Technology (such services and support, the “Development Services”). Except as expressly set forth in the LSA, any Development Services shall be provided under the Master Services Agreement between Serve and Magna and, if expired or terminated, under terms and conditions that are consistent with the terms therein. The term of the LSA will continue unless terminated by either party pursuant to and in accordance with the terms and conditions set forth in the LSA.

The foregoing description of the LSA does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits.

Exhibit Number	Description

10.1#	License and Services Agreement, dated as of February 20, 2024, by and between Magna New Mobility USA, Inc. and Serve Operating Co.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Portions of this exhibit (indicated by asterisks) have been omitted in accordance with Item 601(b)(10) of Regulation S-K. The registrant hereby agrees to furnish supplementally copies of the omitted portions of this exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Serve Robotics Inc.

Dated: February 23, 2024	/s/ Ali Kashani
Ali Kashani
Chief Executive Officer and Director

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